                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 30, 2006

                             R&R ACQUISITION II, INC
             (Exact name of registrant as specified in its charter)

           Delaware                000-51738                          43-2069361
 (State or Other Jurisdiction (Commission File Number)             (I.R.S. Employer
      of Incorporation)                                             Identification No.)

                                47 School Avenue
                            Chatham, New Jersey 07928

                         (Address of principal executive
                           offices including zip code)

                                 (973) 635-4047

                         (Registrant's telephone number,
                              including area code)

                                      N.A.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [    ]  Written communications pursuant to Rule 425 under the
                 Securities Act (17 CFR 230.425)

         [    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
                 Act (17 CFR 240.14a-12)

         [    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

         As disclosed in Item 5.01 below.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

         On September 20, 2006, Senk, LLC, an Illinois limited liability company, with an address at 1372 Shermer Road, Northbrook, Illinois 60062 (the
"Purchaser") entered into a Common Stock Purchase Agreement (the "Agreement")
with R&R Acquisition II, Inc (the "Company" or "Registrant"). The managing members of the Purchaser are I. Steven Edelson and Nathaniel Kramer. Pursuant to
the terms of the Agreement, the Company agreed to sell 10,000,000 shares (the
"Shares") of the Company's common stock, $.0001 par value, ("Common Stock")
representing 80% of the issued and outstanding Common Stock as of September 30,
2006 (the "Closing") to the Purchaser. In consideration of the purchase of shares, the Purchaser paid at Closing the total sum of sixty-thousand ($60,000)
dollars according to the terms of the Agreement. The source of such capital was the Purchaser's working capital. The sale of the shares to the Purchaser, an accredited investor, was made pursuant to the exemptions from registration afforded by Sections 4(2) and 4(6) of the Securities Act of 1933, as amended.

         At the time of the Change in Control, the Purchaser was the beneficial owner of 10,000,000 shares of the Common Stock of the Registrant. This amount represents approximately 80% of the total voting stock of the Registrant currently outstanding.

         In accordance with the Agreement, Arnold P. Kling will resign as a director on the Company's Board (the "Board"), on the earlier of either (a) ten days following the mailing of a notice on Schedule 14f-1 Information Statement of the Company as contemplated by the Agreement, or (b) October 15, 2006. Upon
Mr. Kling's resignation, Nathaniel Kramer is expected to join the Board. I.
Steven Edelson became a director effective as of the Closing under the
Agreement.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Effective upon the Closing, I. Steven Edelson, was appointed a Director of the Company, and will hold the seat until the next annual shareholder meeting can be held and until his successor is duly elected and qualified. Effective upon the earlier of (a) the filing by the Company of its Quarterly Report on
Form 10-QSB for the quarter ending September 30, 2006, or (b) October 31, 2006,
I. Steven Edelson and Nathaniel Kramer will be appointed Co-Chief Executive
Officers and Lawrence Koehler will be appointed Chief Financial Officer and
Secretary.

         Additionally, effective upon the earlier of (a) the filing by the
Company of its Quarterly Report on Form 10-QSB for the quarter ending September
30, 2006, or (b) October 31, 2006, Arnold P. Kling will resign as President and
Kirk M. Warshaw will resign as Chief Financial Officer and Secretary. Mr. Kling will continue to serve as a Director of the Company until the earlier of either
(a) ten days after the filing and mailing of the Schedule 14f-1 Information
Statement of the Company contemplated by the Agreement, or (b) October 15, 2006.
Upon Mr. Kling's resignation, as a Director of the Company, the Company expects to appoint Mr. Kramer to the Board to serve until the next annual shareholders meeting can be held and until his successor is duly elected and qualified.

Background of Directors and Officers:

I. Steven Edelson, 45, has been a Principal of Mercantile Capital Group and a
Managing Director of the Chicago Office since 1997. Mr. Edelson has been a principal of Mercantile Capital Markets, which manages MCG, from 1997 to the present. The firm's investment activities include private equity, direct investments in public companies, mezzanine investments in early stage companies, buyouts, project finance and bridge financings. Mr. Edelson has been involved in finance and real estate for more than 18 years. Prior to Mercantile, from 1989 to 1994, Mr. Edelson was Executive Vice President of Tishman Midwest Management
Corporation, a real estate development, leasing and management company. From
July 1995 to present, Mr. Edelson has also served as Managing Director of
International Facilities Group (IFG), a leading facilities development and management company. Mr. Edelson also serves on the Board of Services Acquisition
Corp. International as vice chairman and vice president. He also served on the
Business Council for the Woodrow Wilson Center and the Supervisory Committee of
Urban America, and holds a number of board seats for private companies including
Ligos Corporation, a software company focused on solutions for video compression, Itracs, an enterprise software company focused on network infrastructure management, and MoveOnIn, Inc., a relocation and lifestyle services company.

Nathaniel Kramer, 43, has been a principal of Mercantile Capital Group and
Managing Director of the New York office since March 2000. Mr. Kramer brings over twenty years of investment experience in both the public and private capital markets. He started his career with Allen and Company, a private equity firm, and recently served as a Vice President from 1997 to 2001. On behalf of
Mercantile Capital, Mr. Kramer performed due diligence negotiated and structured investments in companies operating in the wireless infrastructure, data communications, B2B commerce, Internet infrastructure, telecom technologies/infrastructure and entertainment

technologies and services sectors. Mr. Kramer serves on the board of Services
Acquisition Corp. International, Genco Shipping and Trading Limited, a drybulk shipping company, and MoveOnIn, Inc., a relocation and lifestyle services private company.

Lawrence Koehler, 49, serves as a consultant to Mercantile. With more than twenty years experience in providing strategic and operational leadership, the last fourteen of which at senior management levels, he brings a successful track record and a wealth of diverse management experience to Mercantile. Most
Recently, Larry served as Chief Financial Officer of two venture-backed companies. As a member of senior management Larry was responsible for securing and closing various rounds of financing as well as managing the company's financial and administrative operations. Larry also spent nearly a decade in senior management positions at EVEREN Capital Corporation. While at EVEREN, he served most recently as Executive Vice President and Chief Administrative
Officer, a position that enabled him to lead and manage mergers and acquisitions. Earlier in his career Larry worked for KPMG Peat Marwick. He is a graduate of Loyola University of Chicago, completed the Securities Industry
Institute at the Wharton School of the University of Pennsylvania and is a
Certified Public Accountant.

Arnold P. Kling, 48, has served as a Director and President of the Company since
November 5, 2005. Mr. Kling is currently a Managing Director of GH Venture
Partners, LLC, a private equity and merchant banking boutique for which he also served as a Managing Director and General Counsel from 1995 to 1999. From 1999 through August 2005, Mr. Kling was the President of Adelphia Holdings, LLC, a
merchant-banking firm, as well as the managing member of several private investment funds. From 1993 to 1995 he was a senior executive and General
Counsel of Buckeye Communications, Inc., a Nasdaq listed licensing and multimedia company. From 1990 through 1993, Mr. Kling was an associate and partner in the corporate and financial services department of Tannenbaum,
Helpern, Syracuse & Hirschtritt LLP, a mid-size New York law firm. Mr. Kling received a Bachelor of Science degree from New York University in International
Business in 1980 and a Juris Doctor degree from Benjamin Cardozo School of Law in 1983. Mr. Kling currently serves as a Director and President of Twin Lakes,
Inc., R&R Acquisition III, Inc., R&R Acquisition IV, Inc. and R&R Acquisition V,
Inc., R&R Acquisition VI, Inc., R&R Acquisition VII, Inc., R&R Acquisition VIII,
Inc., R&R Acquisition IX, Inc., R&R Acquisition X, Inc. (each a publicly reporting, non-trading company), Entrust Financial Services, Inc. (OTCBB:EFNL),
24 Holdings, Inc. (OTCBB:TFHD), and Aerobic Creations, Inc. (OTC:ARBC).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit  Description

10.01    Common Stock Purchase Agreement dated September 20, 2006 between
         Registrant and SENK, LLC (1)

(1) Filed as Exhibit 10.1 to the Company's current report on Form 8-K on
September 25, 2006 and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         R&R ACQUISITION II, INC
                                         (Registrant)

     Dated:       October 2, 2006
                  ---------------
                                         /s/ Arnold P. Kling
                                         ---------------------------------
                                         Arnold P. Kling

                                         President